DUPLICATE

Number: BC0600692

BRITISH COLUMBIA
The Best Place on Earth

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that SONIC ENVIRONMENTAL SOLUTIONS INC. changed its name to SONIC TECHNOLOGY SOLUTIONS INC. on June 27, 2007 at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On June 27, 2007

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 27, 2007 12:01 AM Pacific Time

Incorporation Number: **BC0600692**

Recognition Date: Incorporated on February 4, 2000

NOTICE OF ARTICLES

Name of Company:

SONIC TECHNOLOGY SOLUTIONS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

Delivery Address:
1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

Delivery Address:
1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
MCELROY, RODERICK O. (formerly MCELROY, RODERICK O.)

Mailing Address:	**Delivery Address:**
4086 WEST 13TH AVENUE VANCOUVER BC V6R 2T4 CANADA	4086 WEST 13TH AVENUE VANCOUVER BC V6R 2T4 CANADA

Last Name, First Name, Middle Name:
COE, DAVID

Mailing Address:	**Delivery Address:**
5737 - 124A STREET SURREY BC V3X 2S6 CANADA	5737 - 124A STREET SURREY BC V3X 2S6 CANADA

Last Name, First Name, Middle Name:
SUMEL, ADAM RANJIT

Mailing Address:	**Delivery Address:**
2100 - 1066 WEST HASTINGS STREET VANCOUVER BC V6E 3X2 CANADA	2100 - 1066 WEST HASTINGS STREET VANCOUVER BC V6E 3X2 CANADA

Last Name, First Name, Middle Name:
ILICH, RICHARD

Mailing Address:	**Delivery Address:**
#120 - 13575 COMMERCE PARKWAY RICHMOND BC V6V 2L1 CANADA	#120 - 13575 COMMERCE PARKWAY RICHMOND BC V6V 2L1 CANADA

Last Name, First Name, Middle Name:
FORSTER, DOUGLAS B.

Mailing Address:	**Delivery Address:**
1250 - 999 WEST HASTINGS STREET VANCOUVER BC V6C 2W2 CANADA	1250 - 999 WEST HASTINGS STREET VANCOUVER BC V6C 2W2 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached